The Putnam
Fund for Growth
and Income

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is of some comfort that we report modestly positive results at net asset value for The Putnam Fund for Growth and Income during the semiannual period ended April 30, 2003, though at public offering price the results were slightly negative. The fund performed in line with its Lipper peer group, but because of differences in portfolio composition, it underperformed its benchmark index. You will find the details on page 7.

These results should be taken in the context of the continuing volatility that has plagued the global economy and securities markets over the past three years. Such sustained periods of decline do not go on forever and history has shown us that eventually they take a turn for the better. In the following report, your fund's management team discusses the results for the semiannual period and offers its views on prospects for the fiscal year's second half.

As we look back on one of the most challenging periods in recent history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing are often rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* The Putnam Fund for Growth and Income posted a modest return at net asset value for the semiannual period ended April 30, 2003. The fund's class A shares returned 4.34%. Return at public offering price was -1.65%.

* Due to differences in sector weightings, the fund underperformed its benchmark, the S&P 500/Barra Value Index, which returned 5.36%.

* At net asset value, the fund's return for class A shares was in line with the average for its competitive peer group, the Lipper Large Cap Value Fund category, which was 4.12% for the period.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

We are pleased to report that after many months of negative returns, the fund -- along with its benchmark -- achieved positive returns at NAV during the first half of fiscal 2003. We consider this a respectable showing for a volatile period in which investor decisions were based largely on macroeconomic and geopolitical factors rather than on business fundamentals. In comparison to the benchmark index, the fund has greater exposure to stocks in non-cyclical sectors, such as consumer staples and health care, which, after many months of strong performance, lagged as investors grew more optimistic about an economic recovery. This difference in sector weightings was a primary reason why the fund underperformed its benchmark. Overall, we are encouraged by the rebound in the equity markets and expect it to continue. We would like to point out that it would not be unusual for the fund, which outperformed its benchmark during down months, to lag it slightly when equities begin to rally.

Fund Profile

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend- paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.


* MARKET OVERVIEW

Since November, the financial markets have experienced increased month-to-month volatility. Equities surged in October, November, January, and April, but retreated sharply in December, February, and March. Uncertainty held investors captive, as the events unfolding in Iraq shifted from positive to negative almost on a daily basis, and signs of economic weakness hinted at a double dip recession. High oil prices and lingering doubts about corporate governance clouded the outlook. Consumer confidence dipped as well. Yet, during the semiannual period, clarity improved. With an end to hostilities in Iraq, oil prices fell, and investors began to notice that corporate profitability had improved. Consumer confidence strengthened. Value and growth stocks advanced, but neither asset class emerged as a leader. Although there was a fair amount of divergence in the performance of certain sectors, as a general rule, the fund does not make large sector-specific bets, and did not benefit particularly from these trends. As the period ended, the equity markets experienced a sharp upward correction.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/03

Equities

S&P 500/Barra Value Index (large-cap value stocks)                5.36%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-cap growth stocks)               4.28%
-----------------------------------------------------------------------
S&P 500 Index (broad market)                                      4.48%
-----------------------------------------------------------------------
Morgan Stanley Capital International World Index
(international stocks)                                            3.62%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (investment-grade bonds)              4.31%
-----------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                           1.91%
-----------------------------------------------------------------------
Lehman Municipal Bond Index                                       3.59%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.


* STRATEGY OVERVIEW

Your fund remained fully invested in the market, as is its practice whether market trends are favorable or unfavorable for equities. We retained the fund's characteristic focus on high-quality stocks of large, established companies that are undervalued. As stock valuations fell during the prolonged bear market, many companies with attractive growth prospects became so undervalued that they were identified as portfolio candidates. We took advantage of this trend by purchasing shares of these companies, and in our opinion, upgraded the quality of the portfolio. We believe we have built in the potential for future returns without incurring additional risk. The fund maintains its focus on achieving results over the long term; thus our strategies are not materially changed from one period to the next. The fund is broadly diversified across industry sectors and portfolio turnover has remained low.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED*

                                         as of           as of
                                        4/30/03        10/31/02

Banking                                  11.6%          11.5%

Pharmaceuticals                          10.2%          10.9%

Financial                                 8.7%           8.6%

Oil and gas                               6.9%           8.1%

Insurance                                 5.3%           2.1%

Footnote reads:
*This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

The fund's position in General Electric exemplifies the high- quality, blue-chip equities we favor for the portfolio. GE's attractive valuation gave us an opportunity to expand the fund's position, which we did during the period, with beneficial results. The stock experienced a significant price increase and boosted the portfolio's return.

We also increased the fund's exposure to insurance companies, because valuations had become increasingly attractive as stock prices in this sector weakened. As a group, insurers were beginning to benefit from higher premium pricing and earnings growth. In particular, we added to the fund's position in American International Group (AIG), which helped performance.

We reduced exposure to the technology sector. Tech stocks, which had performed strongly in recent months, became less attractive value investments as they approached what we considered fair value. Notably, we took profits and eliminated the fund's long-term position in IBM.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Citigroup, Inc.
Financial

Pfizer, Inc.
Pharmaceuticals

Exxon Mobil Corp.
Oil and gas

American International Group, Inc.
Insurance

General Electric Co.
Conglomerate

Fannie Mae
Financial

Bank of America Corp.
Banking

Merck & Co., Inc.
Pharmaceuticals

Hewlett-Packard Co.
Computers

U.S. Bancorp
Banking

Footnote reads:
*These holdings represent 28.1% of the fund's net assets as of 4/30/03.
 The fund's holdings will change over time.


We also took profits and reduced the fund's exposure to energy stocks, which had enjoyed strong performance as the price of oil surged in the pre-war environment.

We cut back on consumer staples stocks, because they had approached our fair value estimates. We marginally increased exposure to cyclical, or economically sensitive stocks, specifically, AOL TimeWarner. Historically, this stock has not been a part of the value universe, but its underperformance, which we believe will be temporary, brought the stock valuation down to a level where we were able to add it to the portfolio. A selection of the portfolio's utility stocks rebounded sharply, reversing a long-term trend of underperformance. Fund holding Edison International, California's second-largest utility company, is making slow but steady progress recovering from that state's energy crisis.

Altria, Pfizer, and Royal Dutch Petroleum dampened returns. Stock of Altria (formerly Philip Morris) declined when anti-tobacco litigation resulted in a record-high legal judgment against the company. Altria was among the portfolio's top 10 holdings, and the loss detracted from returns. Pfizer also contributed negatively. This pharmaceutical company's plans to acquire its rival, Pharmacia, suffered protracted delays, and waning investor interest. The merger eventually was completed at the end of the reporting period, but the delay hindered performance. Our position in Royal Dutch Petroleum also dampened fund performance as the stock underperformed other energy stocks.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are Hugh Mullin (Portfolio Leader), David L. King (Portfolio Member), Christopher Miller (Portfolio Member), Michael Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, and Jeanne Mockard.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

After three years of market declines and months of disappointing negative returns, we believe we have reason for a more positive outlook for your fund, and for equity investing in general. Many of the external issues that have weighed heavily on the markets are subsiding, and corrective measures are beginning to have beneficial effects. For instance, we believe the problems of corporate governance and accounting are largely behind us. After a handful of high-profile cases in which company chiefs faced close scrutiny under a harsh spotlight, many firms have implemented rigorous new rules and practices designed to strengthen shareholder confidence in corporate executives. We believe that in time, investor confidence will be restored.

Although President Bush's tax reform proposal was scaled back because of budget constraints, more favorable tax treatment of dividend income may increase the incentive for companies to hand profits over to shareholders. Your fund could benefit from such reform.

There has been substantial improvement in the overall credit environment in the past six months, which historically has signaled improving corporate profitability. Indeed, profitability is improving, as evidenced by fewer earnings disappointments, and an increase in the number of companies achieving their earnings and profit targets. Inflation remains low, as do short-term interest rates, and the Federal Reserve Board has maintained its accommodative policy. The case for equities, as we see it, is not that they are inexpensive, but that they have become very attractive compared to high-quality short-term bonds, money market instruments, and long-term Treasury bonds. We believe the fund is positioned to take advantage of this appreciation potential as the market begins to recover.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 4/30/03

                        Class A          Class B          Class C          Class M       Class R
(inception dates)      (11/6/57)        (4/27/92)        (7/26/99)        (5/1/95)      (1/21/03)
                      NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP       NAV
-------------------------------------------------------------------------------------------------
6 months              4.34%  -1.65%    3.99%  -1.01%    3.87%   2.87%    4.02%   0.40%     4.24%
-------------------------------------------------------------------------------------------------
1 year              -14.73  -19.64   -15.30  -19.51   -15.36  -16.20   -15.17  -18.15    -14.89
-------------------------------------------------------------------------------------------------
5 years             -11.83  -16.88   -15.07  -16.41   -15.04  -15.04   -14.03  -17.05    -12.89
Annual average       -2.49   -3.63    -3.21   -3.52    -3.21   -3.21    -2.98   -3.67     -2.72
-------------------------------------------------------------------------------------------------
10 years            118.83  106.20   103.04  103.04   103.07  103.07   108.05  100.80    113.55
Annual average        8.15    7.50     7.34    7.34     7.34    7.34     7.60    7.22      7.88
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)       12.13   11.98    11.08   11.08    11.28   11.28    11.36   11.27     11.84
-------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                               Lipper Large Cap
                                              S&P 500/Barra      Value Funds
                                               Value Index    category average*
-------------------------------------------------------------------------------
6 months                                          5.36%             4.12%
-------------------------------------------------------------------------------
1 year                                          -14.62            -15.67
-------------------------------------------------------------------------------
5 years                                         -11.85            -12.02
Annual average                                   -2.49             -2.65
-------------------------------------------------------------------------------
10 years                                        134.14            121.79
Annual average                                    8.88              8.16
-------------------------------------------------------------------------------
Annual average
(life of fund)                                      --+               --+
-------------------------------------------------------------------------------

*Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/03, there were 409, 384, 206, and 66 funds, respectively, in this Lipper category.

+The benchmarks were not in existence at the time of the fund's inception. The
 S&P 500/Barra Value Index commenced 12/31/74. The fund's Lipper category commenced 12/31/59.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/03

                                         Class A        Class B        Class C        Class M        Class R
-------------------------------------------------------------------------------------------------------------
Distributions (number)                      2              2              2              2              1
-------------------------------------------------------------------------------------------------------------
Income                                   $0.100         $0.046         $0.046         $0.064         $0.047
-------------------------------------------------------------------------------------------------------------
Capital gains                              --             --             --             --             --
-------------------------------------------------------------------------------------------------------------
  Total                                  $0.100         $0.046         $0.046         $0.064         $0.047
-------------------------------------------------------------------------------------------------------------
Share value:                           NAV    POP         NAV            NAV        NAV    POP         NAV
-------------------------------------------------------------------------------------------------------------
10/31/02                             $13.95  $14.80     $13.75         $13.90     $13.86  $14.36         --
-------------------------------------------------------------------------------------------------------------
1/21/03*                                 --      --         --             --         --      --     $14.58
-------------------------------------------------------------------------------------------------------------
4/30/03                               14.45   15.33      14.25          14.39      14.35   14.87      14.45
-------------------------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------------------------
Current dividend
rate 1                                 1.38%   1.30%      0.65%          0.64%      0.89%   0.86%      1.30%
-------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                            1.62    1.53       0.91           0.91       1.15    1.11       1.37
-------------------------------------------------------------------------------------------------------------

* Inception of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                         Class A          Class B          Class C         Class M          Class R
(inception dates)       (11/6/57)        (4/27/92)        (7/26/99)        (5/1/95)        (1/21/03)
                       NAV     POP      NAV    CDSC      NAV    CDSC      NAV    POP          NAV
----------------------------------------------------------------------------------------------------
6 months              3.22%  -2.71%     2.85%  -2.15%    2.74%   1.74%    2.97% -0.66%       3.11%
----------------------------------------------------------------------------------------------------
1 year              -25.72  -30.00    -26.30  -29.97   -26.34  -27.08   -26.11 -28.68      -25.90
----------------------------------------------------------------------------------------------------
5 years             -18.90  -23.55    -21.90  -23.13   -21.87  -21.87   -20.90 -23.67      -19.88
Annual average       -4.10   -5.23     -4.82   -5.13    -4.82   -4.82    -4.58  -5.26       -4.34
----------------------------------------------------------------------------------------------------
10 years             99.91   88.45     85.55   85.55    85.52   85.52    90.12  83.42       94.98
Annual average        7.17    6.54      6.38    6.38     6.37    6.37     6.64   6.25        6.91
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)       11.94   11.80     10.89   10.89    11.10   11.10    11.18  11.09       11.66
----------------------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


COMPARATIVE INDEXES

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

COMMON STOCKS (96.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,118,092 Boeing Co. (The)                                                                   $139,621,539
            879,629 Goodrich Corp.                                                                       12,376,380
          1,160,474 Lockheed Martin Corp.                                                                58,081,724
            529,165 Northrop Grumman Corp.                                                               46,540,062
            100,000 Raytheon Co.                                                                          2,993,000
          1,504,300 Rockwell Collins, Inc.                                                               32,161,934
          2,013,843 United Technologies Corp.                                                           124,475,636
                                                                                                      -------------
                                                                                                        416,250,275

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,936,069 Southwest Airlines Co.                                                               46,859,661

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
          6,466,539 Ford Motor Co.                                                                       66,605,352
            766,187 Lear Corp. (NON)                                                                     30,448,271
                                                                                                      -------------
                                                                                                         97,053,623

Banking (11.6%)
-------------------------------------------------------------------------------------------------------------------
            586,510 AmSouth Bancorporation                                                               12,346,036
          5,850,298 Bank of America Corp.                                                               433,214,567
          7,580,209 Bank of New York Co., Inc. (The)                                                    200,496,528
          1,387,904 Bank One Corp.                                                                       50,033,939
          1,246,199 BB&T Corp.                                                                           40,626,087
          2,697,225 Comerica, Inc.                                                                      117,356,260
          1,152,300 Fifth Third Bancorp                                                                  56,796,867
            901,167 First Tennessee National Corp.                                                       39,471,115
          3,457,533 FleetBoston Financial Corp.                                                          91,693,775
             19,900 Greenpoint Financial Corp.                                                              950,424
            484,100 M&T Bank Corp.                                                                       40,891,927
            935,100 Mellon Financial Corp.                                                               24,733,395
          2,098,851 National City Corp.                                                                  62,881,576
              3,988 National Commerce Financial Corp.                                                        81,116
            326,440 Northern Trust Corp.                                                                 11,458,044
            136,427 PNC Financial Services Group                                                          5,989,145
          1,469,855 Sovereign Bancorp, Inc.                                                              22,709,260
          2,254,000 Synovus Financial Corp.                                                              43,885,380
            132,200 TCF Financial Corp.                                                                   5,235,120
         15,359,660 U.S. Bancorp                                                                        340,216,469
          1,897,640 Wachovia Corp.                                                                       72,508,824
          5,151,807 Washington Mutual, Inc.                                                             203,496,377
          6,386,343 Wells Fargo & Co.                                                                   308,204,913
            505,495 Zions Bancorp.                                                                       24,905,739
                                                                                                      -------------
                                                                                                      2,210,182,883

Beverage (2.1%)
-------------------------------------------------------------------------------------------------------------------
            519,400 Anheuser-Busch Cos., Inc.                                                            25,907,672
          6,738,008 Coca-Cola Co. (The)                                                                 272,215,523
          3,160,038 Coca-Cola Enterprises, Inc.                                                          61,589,141
          1,593,400 Pepsi Bottling Group, Inc. (The)                                                     32,728,436
                                                                                                      -------------
                                                                                                        392,440,772

Building Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,141,700 Masco Corp.                                                                          24,055,619

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,664,128 Comcast Corp. Class A (NON)                                                          53,102,324
          1,230,300 Comcast Corp. Class A (Special) (NON)                                                36,982,818
                                                                                                      -------------
                                                                                                         90,085,142

Chemicals (2.4%)
-------------------------------------------------------------------------------------------------------------------
            709,925 3M Co.                                                                               89,478,947
            820,800 Avery Dennison Corp.                                                                 43,510,608
          4,470,236 Dow Chemical Co. (The)                                                              145,908,503
          2,090,114 E.I. du Pont de Nemours & Co.                                                        88,892,548
          1,184,202 Eastman Chemical Co.                                                                 36,153,687
            669,200 Hercules, Inc. (NON)                                                                  6,792,380
          1,069,324 PPG Industries, Inc.                                                                 51,872,907
                                                                                                      -------------
                                                                                                        462,609,580

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            527,000 Arch Coal, Inc.                                                                       9,528,160

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            477,858 H&R Block, Inc.                                                                      18,454,876

Computers (2.2%)
-------------------------------------------------------------------------------------------------------------------
         22,705,430 Hewlett-Packard Co.                                                                 370,098,509
         11,909,300 Sun Microsystems, Inc. (NON)                                                         39,300,690
                                                                                                      -------------
                                                                                                        409,399,199

Conglomerates (5.1%)
-------------------------------------------------------------------------------------------------------------------
             36,745 Berkshire Hathaway, Inc. Class B (NON)                                               85,689,340
         19,329,986 General Electric Co.                                                                569,268,088
          2,973,527 Honeywell International, Inc.                                                        70,175,237
            170,878 Textron, Inc.                                                                         5,039,192
         14,837,649 Tyco International, Ltd. (Bermuda)                                                  231,467,324
                                                                                                      -------------
                                                                                                        961,639,181

Consumer Finance (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,581,680 Capital One Financial Corp.                                                         108,094,942
         12,803,674 MBNA Corp.                                                                          241,989,439
            977,200 Providian Financial Corp. (NON)                                                       7,201,964
                                                                                                      -------------
                                                                                                        357,286,345

Consumer Goods (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,363,300 Colgate-Palmolive Co.                                                                77,939,861
          1,995,385 Fortune Brands, Inc.                                                                 96,576,634
          1,705,300 Gillette Co. (The)                                                                   51,926,385
          2,345,830 Kimberly-Clark Corp.                                                                116,751,959
          1,358,433 Newell Rubbermaid, Inc.                                                              41,405,038
          2,456,183 Procter & Gamble Co.                                                                220,688,043
            331,928 Unilever NV (Netherlands)                                                            20,901,506
                                                                                                      -------------
                                                                                                        626,189,426

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          9,295,800 Service Corp. International (NON)                                                    31,419,804

Containers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            107,600 Ball Corp.                                                                            6,042,816
            431,800 Owens-Illinois, Inc. (NON)                                                            3,838,702
            403,010 Sealed Air Corp. (NON)                                                               17,268,979
                                                                                                      -------------
                                                                                                         27,150,497

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            714,509 SYSCO Corp.                                                                          20,527,844

Electric Utilities (3.4%)
-------------------------------------------------------------------------------------------------------------------
          8,424,485 CenterPoint Energy, Inc.                                                             66,553,432
            521,700 Dominion Resources, Inc.                                                             30,874,206
          1,387,900 Duke Energy Corp.                                                                    24,413,161
          7,461,917 Edison International (NON)                                                          108,869,369
          1,505,698 Entergy Corp.                                                                        70,180,584
          1,095,301 Exelon Corp.                                                                         58,094,765
          2,577,375 FirstEnergy Corp.                                                                    86,934,859
            485,000 FPL Group, Inc.                                                                      29,521,950
          5,263,543 PG&E Corp. (NON)                                                                     78,847,874
          1,816,879 Progress Energy, Inc.                                                                75,909,205
            692,600 TXU Corp.                                                                            13,796,592
             49,151 XCEL Energy, Inc.                                                                       664,522
                                                                                                      -------------
                                                                                                        644,660,519

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,084,800 Emerson Electric Co.                                                                 54,999,360
            497,964 Rockwell International Corp.                                                         11,353,579
                                                                                                      -------------
                                                                                                         66,352,939

Electronics (0.7%)
-------------------------------------------------------------------------------------------------------------------
            901,283 Flextronics International, Ltd. (Singapore) (NON)                                     7,886,226
          3,669,300 LSI Logic Corp. (NON)                                                                19,667,448
          6,265,100 Motorola, Inc.                                                                       49,556,941
         18,330,868 Solectron Corp. (NON)                                                                58,475,469
                                                                                                      -------------
                                                                                                        135,586,084

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            290,000 BJ Services Co. (NON)                                                                10,587,900
          5,021,463 Halliburton Co.                                                                     107,509,523
          1,093,600 Schlumberger, Ltd.                                                                   45,854,648
          1,117,200 Transocean Sedco Forex, Inc. (NON)                                                   21,282,660
                                                                                                      -------------
                                                                                                        185,234,731

Financial (8.7%)
-------------------------------------------------------------------------------------------------------------------
            240,110 American Express Co.                                                                  9,090,565
          1,203,200 CIT Group, Inc.                                                                      24,509,184
         22,829,678 Citigroup, Inc. (SEG)                                                               896,064,862
          6,169,701 Fannie Mae                                                                          446,624,655
          4,071,245 Freddie Mac                                                                         235,725,086
          1,040,420 MGIC Investment Corp.                                                                47,297,493
                                                                                                      -------------
                                                                                                      1,659,311,845

Food (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,703,225 Archer Daniels Midland Co.                                                           29,951,733
          1,752,053 ConAgra, Inc.                                                                        36,793,113
            655,244 Del Monte Foods Co. (NON)                                                             5,209,190
          1,456,754 H.J. Heinz Co.                                                                       43,527,810
            420,217 Hershey Foods Corp.                                                                  27,419,159
          2,270,994 Kellogg Co.                                                                          74,352,344
          1,799,733 Kraft Foods, Inc. Class A                                                            55,611,750
          3,113,452 Sara Lee Corp.                                                                       52,243,725
                                                                                                      -------------
                                                                                                        325,108,824

Forest Products and Packaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
            312,900 Boise Cascade Corp.                                                                   7,187,313
          1,123,700 Georgia-Pacific Corp.                                                                17,349,928
          1,611,230 Smurfit-Stone Container Corp. (NON)                                                  22,670,006
          2,259,867 Weyerhaeuser Co.                                                                    112,066,805
                                                                                                      -------------
                                                                                                        159,274,052

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------------------------------------------
            956,658 Harrah's Entertainment, Inc. (NON)                                                   37,682,759
            981,799 MGM Mirage, Inc. (NON)                                                               27,902,728
                                                                                                      -------------
                                                                                                         65,585,487

Health Care Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            630,961 AmerisourceBergen Corp.                                                              36,501,094
              4,420 Anthem, Inc. (NON)                                                                      303,389
          1,909,589 Cardinal Health, Inc.                                                               105,562,080
            437,574 Caremark Rx, Inc. (NON)                                                               8,712,098
          1,435,235 CIGNA Corp.                                                                          75,062,791
            269,777 Express Scripts, Inc. Class A (NON)                                                  15,906,052
          1,293,192 HCA, Inc.                                                                            41,511,463
            494,200 McKesson Corp.                                                                       13,709,108
            643,572 Quest Diagnostics, Inc. (NON)                                                        38,453,427
            959,333 UnitedHealth Group, Inc.                                                             88,383,349
            449,750 Wellpoint Health Networks, Inc. (NON)                                                34,154,015
                                                                                                      -------------
                                                                                                        458,258,866

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
            124,700 Centex Corp.                                                                          8,232,694

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
            361,907 Whirlpool Corp.                                                                      19,358,405

Insurance (5.3%)
-------------------------------------------------------------------------------------------------------------------
          3,951,223 ACE, Ltd. (Bermuda)                                                                 130,706,457
          9,824,377 American International Group, Inc.                                                  569,322,647
            179,300 Fidelity National Financial, Inc.                                                     6,167,920
            515,028 Hartford Financial Services Group, Inc. (The)                                        20,992,541
            213,211 Jefferson-Pilot Corp.                                                                 8,547,629
            113,103 John Hancock Financial Services Inc.                                                  3,282,249
             76,937 Loews Corp.                                                                           3,175,190
            470,464 MBIA, Inc.                                                                           21,029,741
          1,220,500 Metlife, Inc.                                                                        35,064,965
            195,100 Old Republic International Corp.                                                      5,970,060
            161,710 Radian Group, Inc.                                                                    6,419,887
            453,985 Torchmark Corp.                                                                      17,591,919
          3,033,105 Travelers Property Casualty Corp. Class A                                            49,227,294
          3,208,441 Travelers Property Casualty Corp. Class B                                            52,137,166
          1,396,733 UnumProvident Corp.                                                                  16,062,430
            691,000 XL Capital, Ltd. Class A (Bermuda)                                                   56,869,300
                                                                                                      -------------
                                                                                                      1,002,567,395

Investment Banking/Brokerage (3.2%)
-------------------------------------------------------------------------------------------------------------------
            420,288 Goldman Sachs Group, Inc. (The)                                                      31,899,859
         11,034,291 JPMorgan Chase & Co.                                                                323,856,441
            370,000 Legg Mason, Inc.                                                                     20,091,000
          5,039,100 Merrill Lynch & Co., Inc.                                                           206,855,055
            611,157 Morgan Stanley Dean Witter & Co.                                                     27,349,276
                                                                                                      -------------
                                                                                                        610,051,631

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,154 Carnival Corp.                                                                           31,839
          1,434,800 Marriott International, Inc. Class A                                                 51,523,668
          1,219,390 Royal Caribbean Cruises, Ltd.                                                        22,644,072
             10,185 Starwood Hotels & Resorts Worldwide, Inc.                                               273,365
                                                                                                      -------------
                                                                                                         74,472,944

Machinery (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,631,263 Ingersoll-Rand Co. Class A (Bermuda)                                                 71,906,073
            822,200 Parker-Hannifin Corp.                                                                33,447,096
                                                                                                      -------------
                                                                                                        105,353,169

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            801,310 Dover Corp.                                                                          23,029,649

Media (2.4%)
-------------------------------------------------------------------------------------------------------------------
          9,652,300 AOL Time Warner, Inc. (NON)                                                         132,043,464
         13,871,715 Liberty Media Corp. Class A (NON)                                                   152,588,865
          9,053,109 Walt Disney Co. (The)                                                               168,931,014
                                                                                                      -------------
                                                                                                        453,563,343

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,426,200 Baxter International, Inc.                                                           32,802,600

Metals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,279,900 Alcoa, Inc.                                                                          75,208,107
            836,008 Barrick Gold Corp.                                                                   12,498,320
            457,400 Nucor Corp.                                                                          18,684,790
                                                                                                      -------------
                                                                                                        106,391,217

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,873,500 El Paso Corp.                                                                        21,551,250
          3,352,200 NiSource, Inc.                                                                       63,356,580
            881,194 Sempra Energy                                                                        23,651,247
                                                                                                      -------------
                                                                                                        108,559,077

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            425,307 Pitney Bowes, Inc.                                                                   14,932,529

Oil & Gas (6.9%)
-------------------------------------------------------------------------------------------------------------------
            493,500 Amerada Hess Corp.                                                                   22,281,525
          2,111,761 Burlington Resources, Inc.                                                           97,795,652
          2,634,399 Chevron Texaco Corp.                                                                165,466,601
            822,893 ConocoPhillips                                                                       41,391,518
            555,532 Devon Energy Corp.                                                                   26,248,887
         18,774,358 Exxon Mobil Corp.                                                                   660,857,402
          1,830,299 Marathon Oil Corp.                                                                   41,675,908
            776,255 Noble Corp. (Cayman Islands) (NON)                                                   24,025,092
            521,438 Occidental Petroleum Corp.                                                           15,564,924
          3,005,700 Royal Dutch Petroleum Co. ADR (Netherlands)                                         122,873,016
          3,017,476 Unocal Corp.                                                                         83,584,085
                                                                                                      -------------
                                                                                                      1,301,764,610

Pharmaceuticals (10.2%)
-------------------------------------------------------------------------------------------------------------------
          6,457,234 Abbott Laboratories                                                                 262,357,417
          4,999,696 Bristol-Myers Squibb Co.                                                            127,692,236
          3,105,542 King Pharmaceuticals, Inc. (NON)                                                     39,160,885
          2,414,696 Lilly (Eli) & Co.                                                                   154,105,899
          6,725,782 Merck & Co., Inc.                                                                   391,305,997
         21,553,435 Pfizer, Inc.                                                                        662,768,126
          5,798,782 Schering-Plough Corp.                                                               104,957,954
          4,440,532 Wyeth                                                                               193,296,358
                                                                                                      -------------
                                                                                                      1,935,644,872

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,504,081 Eastman Kodak Co.                                                                    44,987,063
          2,067,682 Xerox Corp. (NON)                                                                    20,387,345
                                                                                                      -------------
                                                                                                         65,374,408

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,786,600 Reliant Resources, Inc. (NON)                                                        10,040,692

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            291,034 McGraw-Hill Cos., Inc. (The)                                                         16,993,475

Railroads (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,674,701 Burlington Northern Santa Fe Corp.                                                   75,319,580
            245,229 CSX Corp.                                                                             7,842,423
          2,782,008 Norfolk Southern Corp.                                                               59,006,390
          1,725,501 Union Pacific Corp.                                                                 102,701,820
                                                                                                      -------------
                                                                                                        244,870,213

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
            193,900 Boston Properties, Inc. (R)                                                           7,600,880
          2,331,742 Equity Office Properties Trust (R)                                                   60,555,340
                                                                                                      -------------
                                                                                                         68,156,220

Regional Bells (3.8%)
-------------------------------------------------------------------------------------------------------------------
          7,840,135 BellSouth Corp.                                                                     199,845,041
          1,567,800 Qwest Communications International, Inc. (NON)                                        5,910,606
         13,101,383 SBC Communications, Inc.                                                            306,048,307
          5,882,210 Verizon Communications, Inc.                                                        219,877,010
                                                                                                      -------------
                                                                                                        731,680,964

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
            689,900 Darden Restaurants, Inc.                                                             12,080,149
          3,494,300 McDonald's Corp.                                                                     59,752,530
                                                                                                      -------------
                                                                                                         71,832,679

Retail (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,136,600 Albertsons, Inc.                                                                     22,572,876
            132,296 AutoZone, Inc. (NON)                                                                 10,690,840
          1,375,120 Federated Department Stores, Inc.                                                    42,106,174
          2,085,500 Home Depot, Inc. (The)                                                               58,665,115
          5,047,277 JC Penney Co., Inc. (Holding Co.)                                                    86,106,546
          6,435,330 Limited, Inc. (The)                                                                  93,569,698
            486,977 Lowe's Cos., Inc.                                                                    21,373,421
          3,698,228 Office Depot, Inc. (NON)                                                             46,819,566
          1,445,898 RadioShack Corp.                                                                     34,282,242
         11,679,400 Rite Aid Corp. (NON)                                                                 39,709,960
          1,113,400 Sears, Roebuck & Co.                                                                 31,553,756
            411,439 Staples, Inc. (NON)                                                                   7,833,799
            204,361 Supervalu, Inc.                                                                       3,365,826
          2,798,067 TJX Cos., Inc. (The)                                                                 53,862,790
                                                                                                      -------------
                                                                                                        552,512,609

Software (1.2%)
-------------------------------------------------------------------------------------------------------------------
            345,477 Amdocs, Ltd. (Guernsey) (NON)                                                         6,101,124
          2,106,844 BMC Software, Inc. (NON)                                                             31,434,112
         11,308,835 Computer Associates International, Inc.                                             183,655,480
            210,518 Symantec Corp. (NON)                                                                  9,252,266
                                                                                                      -------------
                                                                                                        230,442,982

Technology Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            468,869 Computer Sciences Corp. (NON)                                                        15,449,234
            687,487 Electronic Data Systems Corp.                                                        12,477,889
            282,616 SunGard Data Systems, Inc. (NON)                                                      6,076,244
                                                                                                      -------------
                                                                                                         34,003,367

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,593,652 AT&T Corp.                                                                           27,171,767
          6,712,573 AT&T Wireless Services, Inc. (NON)                                                   43,363,222
          1,143,211 CenturyTel, Inc.                                                                     33,667,564
          4,602,862 Sprint Corp. (FON Group)                                                             52,978,942
                                                                                                      -------------
                                                                                                        157,181,495

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
            721,880 Jones Apparel Group, Inc. (NON)                                                      20,588,018
            683,606 V. F. Corp.                                                                          26,893,060
                                                                                                      -------------
                                                                                                         47,481,078

Tobacco (1.8%)
-------------------------------------------------------------------------------------------------------------------
         10,780,487 Altria Group, Inc.                                                                  331,607,780
            376,750 R.J. Reynolds Tobacco Holdings, Inc.                                                 10,613,048
                                                                                                      -------------
                                                                                                        342,220,828

Toys (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,944,920 Mattel, Inc.                                                                         64,022,561

Waste Management (0.3%)
-------------------------------------------------------------------------------------------------------------------
            478,700 Republic Services, Inc. (NON)                                                        10,272,902
          2,041,110 Waste Management, Inc.                                                               44,332,909
                                                                                                    ---------------
                                                                                                         54,605,811
                                                                                                    ---------------
                    Total Common Stocks (cost $18,287,252,103)                                      $18,388,649,751

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,034,400 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                             $45,255,000
             14,000 Hercules Trust II 6.50% units cum. cv. pfd.                                           8,190,000
            634,000 Xerox Corp. 144A $3.75 cv. pfd.                                                      41,923,250
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $91,121,827)                               $95,368,250

CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $11,629,000 Elan Finance Corp., Ltd. cv. Liquid Yield Option Notes
                    zero %, 2018 (Bermuda)                                                               $6,163,370
         11,845,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr.
                    notes 8 1/4s, 2006                                                                   16,286,875
          6,300,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  5,370,750
         28,160,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                              27,139,200
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $47,655,070)                                $54,960,195

PURCHASED OPTIONS OUTSTANDING (--%) (a)                                              EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
            $27,500 FleetBoston Financial Corp. (Put)                                5/16/03/ $27.50        $31,350
             25,000 Raytheon Co. (Call)                                             5/16/03/  $30.00         16,675
                                                                                                      -------------
                    Total Purchased Options Outstanding (cost $48,875)                                      $48,025

SHORT-TERM INVESTMENTS (4.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $296,403,819 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.40%
                    and due dates ranging from May 1, 2003 to
                    June 23, 2003 (d)                                                                  $296,298,254
        482,601,713 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to
                    2.625% and due dates ranging from May 1, 2003 to
                    June 16, 2003 (d)                                                                   482,601,713
                                                                                                      -------------
                    Total Short-Term Investments (cost $778,899,967)                                   $778,899,967
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $19,204,977,842)                                        $19,317,926,188
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $18,993,599,482.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2003 (Unaudited)
                            Market    Aggregate Face   Expiration  Unrealized
                             Value         Value          Date    Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $250,095,300   $239,271,312      Jun-03   $10,823,988
------------------------------------------------------------------------------
Written Options Outstanding at April 30, 2003 (Unaudited)
(premiums received $221,167)
                                                   Expiration Date/   Market
Contract Amount                                     Strike Price      Value
------------------------------------------------------------------------------
221,167  BellSouth Corp. (Call)                     Jun-03/$25.00    $322,771
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $284,943,263 of securities
on loan (identified cost $19,204,977,842) (Note 1)                          $19,317,926,188
-------------------------------------------------------------------------------------------
Cash                                                                                 48,875
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        30,580,108
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            8,372,678
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   82,986,893
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              1,083
-------------------------------------------------------------------------------------------
Total assets                                                                 19,439,915,825

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 62,981,557
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       57,828,412
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     19,214,085
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,222,423
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      885,838
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,976
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            5,792,230
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$221,167) (Note 1)                                                                  322,771
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              296,298,254
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              763,797
-------------------------------------------------------------------------------------------
Total liabilities                                                               446,316,343
-------------------------------------------------------------------------------------------
Net assets                                                                  $18,993,599,482

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $21,733,150,966
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     22,744,028
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (2,885,966,242)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      123,670,730
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $18,993,599,482

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($13,757,170,228 divided by 952,020,851 shares)                                      $14.45
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.45)*                              $15.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($3,541,299,873 divided by 248,587,944 shares)**                                     $14.25
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($127,699,954 divided by 8,872,613 shares)**                                         $14.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($190,695,898 divided by 13,284,394 shares)                                          $14.35
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.35)*                              $14.87
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($997 divided by 69 shares)                                                          $14.45
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,376,732,532 divided by 95,098,353 shares)                                        $14.48
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $23,519)                                      $229,877,146
-------------------------------------------------------------------------------------------
Interest                                                                          3,339,701
-------------------------------------------------------------------------------------------
Securities lending                                                                  104,470
-------------------------------------------------------------------------------------------
Total investment income                                                         233,321,317

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 40,961,544
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   14,401,911
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  135,467
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     48,629
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            17,079,641
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            18,129,285
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               633,366
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               728,435
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     1
-------------------------------------------------------------------------------------------
Other                                                                             6,917,145
-------------------------------------------------------------------------------------------
Total expenses                                                                   99,035,424
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (819,022)
-------------------------------------------------------------------------------------------
Net expenses                                                                     98,216,402
-------------------------------------------------------------------------------------------
Net investment income                                                           135,104,915
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                            (1,321,071,211)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,060,480
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              3,921,289
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts
and written options during the period                                         1,953,708,825
-------------------------------------------------------------------------------------------
Net gain on investments                                                         637,619,383
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $772,724,298
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $135,104,915          $291,729,074
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,316,089,442)       (1,056,052,854)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           1,953,708,825        (2,941,714,272)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            772,724,298        (3,706,038,052)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (98,950,228)         (221,847,122)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (12,294,327)          (31,686,180)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (422,478)             (863,838)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (908,666)           (2,166,618)
-------------------------------------------------------------------------------------------------------
   Class R                                                                     (3)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (11,247,156)          (23,636,250)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (334,456,935)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (136,486,795)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (3,222,523)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (5,774,788)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (28,277,539)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                  (1,457,967,013)       (2,770,082,056)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (809,065,573)       (7,264,538,696)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                19,802,665,055        27,067,203,751
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $22,744,028 and $11,461,971, respectively)                     $18,993,599,482       $19,802,665,055
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.95       $16.86       $19.81       $21.10       $20.44       $20.87
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .11          .22          .21          .26          .28          .26
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .49        (2.60)       (2.55)         .45         2.32         2.15
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .60        (2.38)       (2.34)         .71         2.60         2.41
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.21)        (.25)        (.26)        (.28)        (.24)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.32)        (.36)       (1.74)       (1.66)       (2.60)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.10)        (.53)        (.61)       (2.00)       (1.94)       (2.84)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.45       $13.95       $16.86       $19.81       $21.10       $20.44
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.34*      (14.71)      (12.15)        3.92        13.13        12.15
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $13,757,170  $14,095,214  $17,731,034  $20,159,272  $22,033,789  $18,814,738
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .45*         .86          .82          .81          .79          .84
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .77*        1.33         1.14         1.38         1.32         1.27
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.68*       29.94        36.90        52.23        50.36        78.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.75       $16.62       $19.53       $20.82       $20.19       $20.65
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .06          .09          .07          .12          .12          .11
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .49        (2.56)       (2.52)         .44         2.29         2.12
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .55        (2.47)       (2.45)         .56         2.41         2.23
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.05)        (.08)        (.10)        (.11)        (.12)        (.09)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.32)        (.36)       (1.74)       (1.66)       (2.60)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.40)        (.46)       (1.85)       (1.78)       (2.69)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.25       $13.75       $16.62       $19.53       $20.82       $20.19
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.99*      (15.37)      (12.80)        3.14        12.28        11.28
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,541,300   $4,009,396   $7,397,121  $10,163,817  $14,777,660  $15,671,371
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .83*        1.61         1.57         1.56         1.54         1.59
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .40*         .56          .39          .64          .57          .52
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.68*       29.94        36.90        52.23        50.36        78.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                            April 30                                         July 26, 1999+
operating performance               (Unaudited)           Year ended October 31        to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.90       $16.79       $19.75       $21.08       $22.07
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .06          .09          .07          .11          .02
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48        (2.58)       (2.55)         .46         (.91)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .54        (2.49)       (2.48)         .57         (.89)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.05)        (.08)        (.12)        (.16)        (.10)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.32)        (.36)       (1.74)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.40)        (.48)       (1.90)        (.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.39       $13.90       $16.79       $19.75       $21.08
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.87*      (15.30)      (12.84)        3.16        (4.03)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $127,700     $132,854     $168,471     $117,763      $21,555
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .83*        1.61         1.57         1.56          .41*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .40*         .57          .38          .57          .12*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.68*       29.94        36.90        52.23        50.36
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.86       $16.75       $19.68       $20.97       $20.33       $20.77
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .07          .13          .12          .16          .17          .16
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48        (2.58)       (2.54)         .45         2.30         2.14
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .55        (2.45)       (2.42)         .61         2.47         2.30
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.12)        (.15)        (.16)        (.17)        (.14)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.32)        (.36)       (1.74)       (1.66)       (2.60)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.06)        (.44)        (.51)       (1.90)       (1.83)       (2.74)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.35       $13.86       $16.75       $19.68       $20.97       $20.33
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.02*      (15.14)      (12.58)        3.41        12.55        11.60
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $190,696     $205,097     $309,868     $387,088     $479,425     $421,616
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .70*        1.36         1.32         1.31         1.29         1.34
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .53*         .82          .64          .89          .82          .77
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.68*       29.94        36.90        52.23        50.36        78.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------
                                   For the period
                                  January 21, 2003+
Per-share                            to April 30
operating performance                (Unaudited)
---------------------------------------------------
                                        2003
---------------------------------------------------
Net asset value,
beginning of period                   $14.58
---------------------------------------------------
Investment operations:
---------------------------------------------------
Net investment income (a)                .05
---------------------------------------------------
Net realized and unrealized
loss on investments                     (.13)
---------------------------------------------------
Total from
investment operations                   (.08)
---------------------------------------------------
Less distributions:
---------------------------------------------------
From net
investment income                       (.05)
---------------------------------------------------
Total distributions                     (.05)
---------------------------------------------------
Net asset value,
end of period                         $14.45
---------------------------------------------------
Total return at
net asset value (%)(b)                  (.54)*
---------------------------------------------------

Ratios and supplemental data
---------------------------------------------------
Net assets, end of period
(in thousands)                            $1
---------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .32*
---------------------------------------------------
Ratio of net investment income
to average net assets (%)                .36*
---------------------------------------------------
Portfolio turnover (%)                 16.68*
---------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment.

  (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.98       $16.89       $19.85       $21.14       $20.47       $20.90
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .13          .26          .26          .30          .33          .32
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .49        (2.60)       (2.56)         .46         2.33         2.14
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .62        (2.34)       (2.30)         .76         2.66         2.46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.25)        (.30)        (.31)        (.33)        (.29)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.32)        (.36)       (1.74)       (1.66)       (2.60)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.57)        (.66)       (2.05)       (1.99)       (2.89)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.48       $13.98       $16.89       $19.85       $21.14       $20.47
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.47*      (14.46)      (11.96)        4.18        13.44        12.40
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,376,733   $1,360,104   $1,460,710   $1,530,454   $1,702,442     $840,080
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .33*         .61          .57          .56          .54          .59
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .90*        1.58         1.39         1.63         1.56         1.52
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.68*       29.94        36.90        52.23        50.36        78.75
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment.

  (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counter party to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2003, the value of securities loaned amounted to $284,943,263. The fund received cash collateral of $296,298,254 which is pooled with collateral of other Putnam funds into 45 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months April 30, 2003, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $1,034,093,000 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2010.

The aggregate identified cost on a tax basis is $19,740,519,937, resulting in gross unrealized appreciation and depreciation of $2,016,327,708 and $2,438,921,457, respectively, or net unrealized depreciation of $422,593,749.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2003, the fund's expenses were reduced by $819,022 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,607 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter received net commissions of $759,819 and $8,735 from the sale of class A and class M shares, respectively, and received $3,799,562 and $9,808 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter received $10,919 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,155,840,014 and $4,983,997,618, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of period                          3,046,989          $1,675,844
---------------------------------------------------------------------------
Options opened                               6,795,647           7,200,177
---------------------------------------------------------------------------
Options exercised                             (485,000)           (563,906)
---------------------------------------------------------------------------
Options expired                             (2,073,830)           (893,346)
---------------------------------------------------------------------------
Options closed                              (7,062,639)         (7,197,602)
---------------------------------------------------------------------------
Written options
outstanding at
end of period                                  221,167            $221,167
---------------------------------------------------------------------------

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 65,972,789        $928,934,129
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,640,683          91,089,550
---------------------------------------------------------------------------
                                            72,613,472       1,020,023,679

Shares repurchased                        (130,779,212)     (1,819,099,351)
---------------------------------------------------------------------------
Net decrease                               (58,165,740)      $(799,075,672)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                209,314,339      $3,443,291,537
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            29,773,046         514,436,954
---------------------------------------------------------------------------
                                           239,087,385       3,957,728,491

Shares repurchased                        (280,530,851)     (4,437,942,938)
---------------------------------------------------------------------------
Net decrease                               (41,443,466)      $(480,214,447)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,229,838        $182,219,721
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               842,529          11,423,776
---------------------------------------------------------------------------
                                            14,072,367         193,643,497

Shares repurchased                         (56,998,920)       (789,474,448)
---------------------------------------------------------------------------
Net decrease                               (42,926,553)      $(595,830,951)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,128,980        $592,256,879
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             8,997,908         155,961,734
---------------------------------------------------------------------------
                                            45,126,888         748,218,613

Shares repurchased                        (198,687,318)     (3,171,409,372)
---------------------------------------------------------------------------
Net decrease                              (153,560,430)    $(2,423,190,759)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,355,245         $19,124,925
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                28,132             384,857
---------------------------------------------------------------------------
                                             1,383,377          19,509,782

Shares repurchased                          (2,071,787)        (28,953,518)
---------------------------------------------------------------------------
Net decrease                                  (688,410)        $(9,443,736)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,043,786         $66,395,924
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               215,464           3,760,986
---------------------------------------------------------------------------
                                             4,259,250          70,156,910

Shares repurchased                          (4,730,574)        (74,985,768)
---------------------------------------------------------------------------
Net decrease                                  (471,324)        $(4,828,858)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    977,096         $13,591,989
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                63,717             869,701
---------------------------------------------------------------------------
                                             1,040,813          14,461,690

Shares repurchased                          (2,555,568)        (35,230,126)
---------------------------------------------------------------------------
Net decrease                                (1,514,755)       $(20,768,436)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,725,764         $45,030,306
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               442,469           7,675,525
---------------------------------------------------------------------------
                                             3,168,233          52,705,831

Shares repurchased                          (6,873,131)       (110,359,549)
---------------------------------------------------------------------------
Net decrease                                (3,704,898)       $(57,653,718)
---------------------------------------------------------------------------

                                              Period from January 21, 2003
                                           (commencement of operations) to
                                                            April 30, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         69              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                   3
---------------------------------------------------------------------------
                                                    69               1,003

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        69              $1,003
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,266,615        $185,166,509
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               816,859          11,247,156
---------------------------------------------------------------------------
                                            14,083,474         196,413,665

Shares repurchased                         (16,278,325)       (229,262,886)
---------------------------------------------------------------------------
Net decrease                                (2,194,851)       $(32,849,221)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 39,751,536        $652,604,710
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,017,173          51,913,789
---------------------------------------------------------------------------
                                            42,768,709         704,518,499

Shares repurchased                         (31,947,187)       (508,712,773)
---------------------------------------------------------------------------
Net increase                                10,821,522        $195,805,726
---------------------------------------------------------------------------

At April 30, 2003, Putnum Investments, LLC owned 69 class R shares (100% of class R shares outstanding), valued at $997.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA022-88641  002/881/427/511  6/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The Putnam Fund for Growth and Income
Supplement to Semiannual Report dated 4/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 4/30/03

                                                                        NAV

6 months                                                               4.47%
1 year                                                               -14.47
5 years                                                              -10.68
Annual average                                                        -2.23
10 years                                                             123.87
Annual average                                                         8.39
Life of fund (since class A inception, 11/6/57)
Annual average                                                        12.18

Share value:                                                            NAV

10/31/02                                                             $13.98
4/30/03                                                              $14.48

----------------------------------------------------------------------------

Distributions:         No.      Income      Capital gains             Total
                       2        $0.118           --                  $0.118
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003